UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 4, 2026

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TENABLE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-38600	47-5580846
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6100 Merriweather Drive, Columbia, Maryland, 21044
(Address of principal executive offices, including zip code)

(410) 872-0555
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TENB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.
On February 4, 2026, Tenable Holdings, Inc. (the "Company") reported financial results for the quarter and full year ended December 31, 2025. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated by reference.
The information in this Item 2.02 of this Current Report on 8-K (including Exhibit 99.1) is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.
Item 8.01    Other Events.
On January 15, 2026, the Company's Board of Directors approved an increase to the Company's existing share repurchase program of up to an additional $150 million, which is also announced in the press release furnished as Exhibit 99.1 to this report. Repurchases under the share repurchase program may be made in the open market, in privately negotiated transactions or in such other manner as determined by the Company, including through repurchase plans complying with the rules and regulations of the Securities and Exchange Commission.
Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits

Exhibit Number	Description
99.1	Press release — "Tenable Announces Fourth Quarter and Full Year 2025 Financial Results"
101.SCH	Inline XBRL Taxonomy Extension Schema Document.
101.LAB	Inline XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	Inline XBRL Taxonomy Extension Presentation Linkbase Document.
104	The cover page from Tenable's 8-K filed on February 4, 2026, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TENABLE HOLDINGS, INC.

Date:	February 4, 2026	By:	/s/ Michelle VonderHaar
Michelle VonderHaar
Chief Legal Officer and Corporate Secretary